As filed on Feburary 1, 1999
                                                       Registration No. 33-23419



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              MORGAN PRODUCTS LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




Delaware                                       06-1095650
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)





                            469 McLaws Circle
                          Williamsburg, Virginia            23185
               -----------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)



                MORGAN PRODUCTS, LTD EMPLOYEE STOCK PURCHASE PLAN
                (Amended and Restated, Effective January 1, 1999)
                -------------------------------------------------
                            (Full Title of the Plan)

                                Darrell J. Olson
                         Vice President, Human Resources
                                469 McLaws Circle
                          Williamsburg, Virginia 23185
                                 (757) 564-1700
            ---------------------------------------------------------
            (Name, Address and Telephone Number of Agent for Service)

                                     PART II
                          INFORMATION REQUESTED IN THE
                             REGISTRATION STATEMENT


         Pursuant to Section 512(a)(1)(iii) of Regulation S-K, Morgan Products Ltd. hereby amends the Registration Statement on Form S-8 (Registration No. 33-23419) to update the form of the Plan, originally filed as Exhibit 28.2, refiled here as Exhibit 4.1.





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 (Registration No. 33-23419) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Williamsburg, State of Virginia, on January 26, 1999.

                                      MORGAN PRODUCTS LTD.


                                      By: Larry R. Robinette
                                         ---------------------------------
                                      Its: Director, President, and Chief
                                           Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons on behalf of the Registrant and in their indicated capacities on December 16, 1998.

         Signature                          Date                       Capacity
         ---------                          ----                       --------
/s/ Frank J. Hawley, Jr.                    January 26, 1999           Director, Chairman of the Board
-------------------------------                                        and Chief Development Officer
Frank J. Hawley, Jr.

/s/ Larry R. Robinette                      January 26, 1999           Director, President, and Chief
-------------------------------                                        Executive Officer
Larry R. Robinette

/s/ Mitchell J. Lahr                        January 26, 1999           Vice President, Finance and
-------------------------------                                        Administration, Secretary and Chief
Mitchell J. Lahr                                                       Financial Officer (Principal Financial
                                                                       And Accounting Officer)


/s/ John S. Crowley                         January 26, 1999           Director
-------------------------------
John S. Crowley

/s/ J. Michael Marks                        January 26, 1999           Director
-------------------------------
J. Michael Marks

/s/ Edward T. Tokar                         January 26, 1999           Director
-------------------------------
Edward T. Tokar



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
                                  EXHIBIT INDEX


The  following  additional  exhibits  are  filed  as part  of this  Registration
Statement:


         Exhibit Number                         Exhibit
         --------------                         -------

              4.1 Morgan Products Ltd. Employees Stock Purchase Plan, Amended and Restated Effective January 1, 1999 (which is an amendment and restatement of the Morgan Products, Ltd. 1988 Stock Purchase Plan, filed as Exhibit 28.2 of the original Registration Statement).


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